EQ ADVISORS TRUSTSM

EQ/AB Small Cap Growth Portfolio

SUPPLEMENT DATED JANUARY 10, 2024 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2023, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

Effective immediately, Bruce Aronow of AllianceBernstein L.P. no longer serves as a member of the team that is responsible for the securities selection, research and trading for the Active Allocated Portion of the EQ/AB Small Cap Growth Portfolio. All references to Bruce Aronow in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.